Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Space Coast Credit Union (the “Company”)

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

(together, the “Specified Parties”)

Re: SCCU Auto Receivables Trust 2023-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “bb.DataFile0930Final_withDNAID.xlsx,” provided by the Company on October 27, 2023, containing information on 12.338 motor vehicle retail installment sale contracts (the “Receivables”) as of September 30, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by SCCU Auto Receivables Trust 2023-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts,percentages, and Remaining Term to Maturity were within $1.00,0.1%, and 1 month, respectively.
•	The term “Cutoff Date” means September 30, 2023.
•	The term “Fiserv DNA System” means the Company’s core servicing system, which contains a “Transaction History” Screen.
•	The term “Insurance Document” means a scanned image of one of the insurance documents listed in Exhibit C which the Company informed us are acceptable forms of Insurance Document.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•	The term “Title Document” means a screenshot from a DMV website or a scanned image of a document which the Company represented to be a document issued by a state, county, or city body, a tax assessor, or DMV that contains the following details:
–	The Company’s name appearing as the legal owner, owner, security interest holder, secured party or lien holder
–	The VIN, vehicle owner’s name, or account number
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.
•	The term “Receivable File” means some or all of the following documents provided by the Company for each of the Selected Receivables (defined below):
–	“Transaction History” Screen in the Fiserv DNA System
–	Credit Application
–	Credit Report from Experian
–	Installment Sale Contract
–	Insurance Document
–	Redisclosure Letter
–	Title Document
–	Electronic mail correspondence provided by the Company on November 16, 2023, confirming BMW 2 Series M235i is the full vehicle model name for Selected Receivable #103 (the “Updated Receivable Details”)

We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the obligor.

•	The term “Provided Information” means the Instructions and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Receivables from the Data File (the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.
B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/Instructions
Account Number	“Transaction History” Screen in the Fiserva DNA System
Vehicle Identification Number (VIN)	Installment Sale Contract
Origination Date	“Transaction History” Screen in the Fiserva DNA System
Monthly P&I Payment	Installment Sale Contract, Redisclosure Letter
Original Amount Financed	Installment Sale Contract
Original Term To Maturity	Installment Sale Contract
Annual Percentage Rate (APR)	Installment Sale Contract, Redisclosure Letter
Model Type (New/Used)	Installment Sale Contract
Vehicle Model Year	Installment Sale Contract
Vehicle Make	Installment Sale Contract
Vehicle Model (Excluding Trim Or Engine Type)

Installment Sale Contract

For Selected Receivable #103, the Vehicle Model in the Data File was "2 Series," and the vehicle model in the Installment Sale Contract was “M235i.” The Company informed us that each was a component of the full vehicle model name of “2 Series M235i.” We compared the Vehicle Model in the Data File to the information in the Updated Receivable Details. This was not considered an exception.

Borrower State (Current)	Installment Sale Contract
First Payment Date	Installment Sale Contract
Remaining Term to Maturity	Recompute as the difference in months between the First Payment Date plus Original Term to Maturity appearing in the Installment Sale Contract and the Cutoff Date
Loan credit score (used for decision)	Credit Report

We found such information to be in agreement except as listed in Exhibit B.

C.	For each Selected Receivable, we observed the presence of the following in the Receivables File:
•	Title Document. We were instructed by the Company to observe the Company’s name on the Title Document as the legal owner, lien holder, owner, security interest holder, or secured party.
•	Proof of Insurance
•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s).
•	Truth-in-Lending Disclosure Statement in Installment Sale Contract

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

November 21, 2023

Exhibit A

The Selected Receivables

Selected Receivable #	Receivable Number[1]	Selected Receivable #	Receivable Number[1]	Selected Receivable #	Receivable Number[1]
1	20231001	51	20231051	101	20231101
2	20231002	52	20231052	102	20231102
3	20231003	53	20231053	103	20231103
4	20231004	54	20231054	104	20231104
5	20231005	55	20231055	105	20231105
6	20231006	56	20231056	106	20231106
7	20231007	57	20231057	107	20231107
8	20231008	58	20231058	108	20231108
9	20231009	59	20231059	109	20231109
10	20231010	60	20231060	110	20231110
11	20231011	61	20231061	111	20231111
12	20231012	62	20231062	112	20231112
13	20231013	63	20231063	113	20231113
14	20231014	64	20231064	114	20231114
15	20231015	65	20231065	115	20231115
16	20231016	66	20231066	116	20231116
17	20231017	67	20231067	117	20231117
18	20231018	68	20231068	118	20231118
19	20231019	69	20231069	119	20231119
20	20231020	70	20231070	120	20231120
21	20231021	71	20231071	121	20231121
22	20231022	72	20231072	122	20231122
23	20231023	73	20231073	123	20231123
24	20231024	74	20231074	124	20231124
25	20231025	75	20231075	125	20231125
26	20231026	76	20231076	126	20231126
27	20231027	77	20231077	127	20231127
28	20231028	78	20231078	128	20231128
29	20231029	79	20231079	129	20231129
30	20231030	80	20231080	130	20231130
31	20231031	81	20231081	131	20231131
32	20231032	82	20231082	132	20231132
33	20231033	83	20231083	133	20231133
34	20231034	84	20231084	134	20231134
35	20231035	85	20231085	135	20231135
36	20231036	86	20231086	136	20231136
37	20231037	87	20231087	137	20231137
38	20231038	88	20231088	138	20231138
39	20231039	89	20231089	139	20231139
40	20231040	90	20231090	140	20231140
41	20231041	91	20231091	141	20231141
42	20231042	92	20231092	142	20231142
43	20231043	93	20231093	143	20231143
44	20231044	94	20231094	144	20231144
45	20231045	95	20231095	145	20231145
46	20231046	96	20231096	146	20231146
47	20231047	97	20231097	147	20231147
48	20231048	98	20231098	148	20231148
49	20231049	99	20231099	149	20231149
50	20231050	100	20231100	150	20231150

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s actual account numbers.

Exhibit B

Exception List

Selected Receivable #	Receivable Number	Attribute	Per Data File	Per Receivable File
140	20231140	Model Type (New/Used)	New	Used

Exhibit C

Insurance Document

•	Agreement for Purchaser to Provide Accidental Physical Damage Coverage
•	Agreement to Furnish Insurance Policy
•	Agreement to Maintain Physical Damage Insurance
•	Agreement to Provide Accidential Physical Damage Insurance
•	Agreement to Provide Insurance
•	Auto Insurance Policy Declarations
•	Insurance Binder
•	Insurance Card
•	Insurance Coverage Acknowledgment
•	Insurance Verification
•	Verification of Insurance